Offerings - Offering: 1	Aug. 13, 2026 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 4,885,054.27
Amount of Registration Fee	$ 674.63
Offering Note
(1) The Registrant previously offered to purchase up to 1,550,812 shares worth of its issued and outstanding common stock, par value $0.01 per share (“Shares”). The Registrant subsequently determined the purchase price to be equal to the net asset value per Share as of July 31, 2026 of $3.15.
(2) Calculated as 100% of the Transaction Valuation.
(3) Paid in connection with the Registrant’s filing of a Schedule TO on June 18, 2026.